Exhibit 10.1

Execution Version

CLASS A-1A CREDIT AGREEMENT

dated as of December 18, 2025

among

ARES DIRECT LENDING CLO 8 LLC
as Borrower,

THE LENDERS PARTY HERETO,

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION
as Loan Agent and as Collateral Trustee

TABLE OF CONTENTS

-i-

-ii-

Annex X	Definitions

Exhibit A	Form of Assignment Agreement
Exhibit B	Form of Borrowing Request
Exhibit C	Form of Conversion Notice

Schedule 1	Initial Lenders
Schedule 2	Addresses for Notices

-iii-

CREDIT AGREEMENT

This CLASS A-1A CREDIT AGREEMENT (this “Agreement”), dated as of December 18, 2025 is entered into by and among ARES DIRECT LENDING CLO 8 LLC, a limited liability company organized under the laws of the State of Delaware, as the borrower (the “Borrower”), the Lenders (as defined below) from time to time party hereto and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association (the “Bank”), as loan agent (the “Loan Agent”) and as collateral trustee under the Indenture (in such capacity, the “Collateral Trustee”).

The terms of this Agreement, and the rights and obligations set forth hereunder, shall become effective as specified in Section 7.9 hereof.

W I T N E S S E T H:

WHEREAS, the Borrower is a limited liability company organized under the laws of the State of Delaware with powers to pursue a strategy of investing on a leveraged basis and acquiring, holding and disposing of a diversified pool of Underlying Assets;

WHEREAS, the Borrower will be issuing certain securities under the Indenture, subject to the terms and conditions set forth therein, and will pledge as security for the Rated Notes (as issued thereunder) and the Secured Loans (as incurred hereunder) all of the Collateral, as set forth in the Indenture;

WHEREAS, the Borrower desires to borrow from the Lenders, subject to the terms and conditions set forth herein; and

WHEREAS, the Lenders are willing to extend the Class A-1A Loans, on the terms and conditions hereinafter set forth.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby as of the Closing Date, agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.1     Defined Terms. Certain capitalized terms used in this Agreement shall have the respective meanings set forth in Annex X hereto. As used in this Agreement, and unless the context requires a different meaning, capitalized terms used but not defined herein (including in Annex X hereto) shall have the respective meanings set forth in the Indenture. In the event of any inconsistency between the definition of any term as set forth herein and the definition for such term as set forth in the Indenture, the definition for such term as set forth in the Indenture shall control.

Section 1.2     Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each Assignment Agreement, notice and other communication delivered from time to time in connection with this Agreement or any other Credit Document.

Section 1.3     Interpretation. In this Agreement, unless a clear contrary intention appears:

(a)            the singular number includes the plural number and vice versa;

(b)            reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

(c)            reference to any gender includes each other gender;

(d)            reference to any agreement (including this Agreement and the Annex, Exhibits and Schedules hereto), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor;

(e)            reference to any Applicable Law means such Applicable Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder;

(f)             unless the context indicates otherwise, reference to any Article, Section, Schedule, Annex or Exhibit means such Article, Section or Schedule hereof or Annex or Exhibit hereto;

(g)            “hereunder,” “hereof,” “hereto,” “herein” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article, Section or other provision hereof;

(h)            “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term;

(i)             relative to the determination of any period of time, “from” means “from and including,” “to” means “to but excluding,” and “through” means “through and including”;

(j)             to the extent that the Collateral Trustee under the Indenture is the same Person as the Loan Agent hereunder, any actions to be taken by the Loan Agent will be deemed satisfied if taken by the Collateral Trustee; and

(k)            reference to any rating by the Rating Agency includes any equivalent rating in a successor rating category of the Rating Agency.

Section 1.4     [Reserved].

Section 1.5     Accounting Matters. For purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP.

Section 1.6     Conflict between Credit Documents. If there is any conflict between this Agreement and the Indenture or any other Credit Document, this Agreement, the Indenture and such other Credit Document shall be interpreted and construed, if possible, so as to avoid or minimize such conflict but, to the extent (and only to the extent) of such conflict, the Indenture shall prevail and control and in the case and to the extent of any other conflict between this Agreement and any Credit Document, this Agreement shall prevail and control.

Section 1.7     Legal Representation of the Parties. This Agreement was negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement or any other Credit Document to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.

ARTICLE II

CLASS A-1A LOANS; PAYMENTS

Section 2.1     Commitment of Each Lender. (a) Each Initial Lender shall, on the Closing Date and subject to the terms and conditions hereof, severally, but not jointly, make a term loan (each a “Class A-1A Loan”) to the Borrower in a principal amount equal to the Initial Principal Amount set forth on Schedule 1.

(b)            On the Closing Date, the proceeds of the Class A-1A Loans will be provided as instructed by the Borrower. Each Class A-1A Loan shall be denominated in Dollars. Subject to the terms hereof and the Priority of Payments, the Borrower may from time to time prepay the Class A-1A Loans without premium or penalty in accordance with Section 2.3(b); provided that the Borrower may not borrow or re-borrow any Class A-1A Loans after prepayment or repayment thereof.

Section 2.2     Borrowing Procedure. Borrowings under the Class A-1A Loans shall be made in accordance with this Section 2.2.

(a)            Funding of the Borrowings. Not later than 10:00 a.m. (New York time) on the Closing Date, each Initial Lender shall pay the amount requested in relation to the funding of its Class A-1A Loan in Dollars and in immediately available funds to the Collateral Trustee in accordance with the Borrowing Request. The Collateral Trustee shall apply such amounts as directed by the Borrower on the Closing Date.

(b)            Additional Borrowings. On any Business Day, the Borrower may, in accordance with the conditions set forth in Section 2.11 of the Indenture and in connection with an issuance of additional Notes pursuant thereto, borrow Additional Loans. Such Additional Loans shall be subject to the conditions set forth in Section 2.11 of the Indenture, and may only be borrowed (i) if such conditions have been met and (ii) if the making of such Additional Loans and the principal amount thereof is specified in a Conforming Amendment to this Agreement that is acknowledged by the Loan Agent and the Collateral Trustee. The opportunity to act as Lender with respect to such Additional Loans will, to the extent reasonably practicable, be provided first to the existing Lenders in such amounts as are necessary to preserve their pro rata share of the Class A-1A Loans. If a Person that was not previously a party to this Agreement extends any such Additional Loan, it will be required to be made a party to this Agreement by executing the amendment reflecting the terms of such Additional Loans and adding such Person as a Lender. The terms of such Additional Loans must be identical to the terms of the Initial Loans except that the interest due on Additional Loans will accrue from the date such Additional Loan is made and Additional Loans may have a different interest rate than the Initial Loans; provided that the spread over the Benchmark of any such Additional Loan will not be greater than the spread over the Benchmark applicable to the Initial Loans. This Agreement will be amended to reflect the terms of any Additional Loans in accordance with Section 7.11(b).

Section 2.3     Principal Payments and Prepayments.

(a)            Principal Payments. Unless principal on a Class A-1A Loan becomes due and payable at an earlier date by acceleration, prepayment or otherwise, all unpaid principal of the Class A-1A Loans shall be due and payable on the Stated Maturity. In addition, the Borrower shall make payments of unpaid principal of each Class A-1A Loan on each Payment Date after the Reinvestment Period to the extent provided in the Priority of Payments. Any such payments of principal will be paid to the Loan Agent for payment to the Lenders in accordance with the Priority of Payments.

(b)            Prepayments. Subject to the limitations set forth in the Indenture, on any Payment Date or Redemption Date, prepayments of principal may be made on the Class A-1A Loans in the event of redemptions or prepayments pursuant to the Indenture, including in connection with a failure of a Coverage Test, in connection with a Special Amortization or Optional Redemption (including, without limitation, a Refinancing). Any such prepayments will be paid to the Loan Agent for payment to the Lenders in accordance with the Priority of Payments.

(c)            Class A-1A Loans that are prepaid in connection with an Optional Redemption will receive the Redemption Price of such Class A-1A Loans, in each case, in accordance with the Indenture.

Section 2.4     Interest. (a) Interest on the Class A-1A Loans shall be due and payable in arrears on each Payment Date in accordance with the Priority of Payments.

(b)            Interest due and payable on each Class A-1A Loan on each Payment Date will be an amount calculated for the related Interest Accrual Period equal to the product of (i) the Aggregate Outstanding Amount of such Class A-1A Loan on the preceding Payment Date (after giving effect to payments of principal made on such preceding Payment Date and all prior Payment Dates), (ii) the Benchmark for the Interest Accrual Period plus the Applicable Margin and (iii) the actual number of days during the Interest Accrual Period divided by 360. The Benchmark with respect to any Interest Accrual Period (or portion thereof) shall be determined as provided in the Indenture. To the extent lawful and enforceable, interest shall accrue on any interest that remains unpaid and is due and payable on any Payment Date at the same rate applicable to unpaid principal for each Interest Accrual Period.

(c)            Unless otherwise directed in writing by the Loan Agent (at the direction of the applicable Lender or Lenders required by Section 2.6), the Borrower shall make all payments of interest to the Loan Agent for the account of each Lender in accordance with Section 2.6.

(d)            The Lenders hereby consent to the initial appointment of the Collateral Administrator under the Indenture to serve as the Calculation Agent under this Agreement. All computations of interest hereunder shall be made by the Calculation Agent (with reasonable assistance from the Asset Manager) in accordance with Section 2.4(b) hereof and Section 7.18 of the Indenture.

(e)            In no event shall the rate of interest applicable to any Class A-1A Loan exceed the maximum rate permitted by Applicable Law.

Section 2.5     Re-Pricing of the Class A-1A Loans. The Class A-1A Loans and the Class A-1 Notes issued as a result of the Class A-1A Loans being converted into the Class A-1 Notes in accordance with this Agreement and the Indenture may not be re-priced.

Section 2.6     Method and Place of Payment. (a) To the extent that funds are available pursuant to the Priority of Payments, all payments by the Borrower in respect of Class A-1A Loans hereunder and all fees hereunder shall be made in Dollars. Except as otherwise specifically provided herein, unless otherwise directed in writing by the Loan Agent (acting at the written direction of 100% of the Lenders) to the Collateral Trustee, all payments under this Agreement shall be made to the Loan Agent for the ratable (based on their applicable Percentages) account of the Lenders entitled thereto (which funds, if delivered to the Loan Agent, the Loan Agent shall promptly forward to such Lenders), on the date when due and shall be made in immediately available funds to the account with the wire instructions specified in Schedule 1 (or in the Assignment Agreement, as applicable). Each Lender may direct the Loan Agent to direct the Borrower to make payments directly to such Lender or as otherwise designated by such Lender; provided that the Borrower shall not be bound to make such payments directly to such Lender until directed in writing by the Loan Agent. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the due date thereof shall be extended to the succeeding Business Day and, with respect to payments of principal, interest shall accrue during such extension at the applicable rate in effect immediately prior to such extension. For the avoidance of doubt, all payments by the Borrower of principal and interest in respect of Class A-1A Loans, or any other amounts owed to a Lender hereunder, payable on a Payment Date shall be made to the Lender of record identified in the Loan Register; provided that if all or a portion of the Class A-1A Loan has been assigned pursuant to Section 7.4(c) below since the first date of the corresponding Interest Accrual Period, the Loan Agent shall allocate payments in respect of such Class A-1A Loan to the assignor of such Class A-1A Loan and the assignee of such Class A-1A Loan based on the actual number of days on which such assignor and assignee were registered, respectively, as the Lender in the Loan Register during such Interest Accrual Period.

(b)            The Loan Agent shall establish a segregated non-interest bearing account in the name of the Loan Agent for the benefit of the Lenders (the “Lender Account”) to which payments made by the Borrower for payment of Class A-1A Loans shall be deposited upon receipt for further payment to the Lenders. Amounts in the Lender Account shall remain uninvested.

Section 2.7     Subordination.

(a)            Incorporation of Subordination; Limited Recourse and Non-Petition Provisions of the Indenture. All Class A-1A Loans incurred pursuant to this Agreement are subject to, and each Lender hereby consents and agrees to, the subordination and remedy provisions set forth in Article XIII, Section 2.7(i) and Section 5.4(d) of the Indenture. Article XIII, Section 2.7(i) and Section 5.4(d) of the Indenture shall be binding upon each Lender as if such article and/or section (and the corresponding defined terms) had been set forth herein in its entirety.

(b)            Each Lender hereby acknowledges and agrees that all of its Class A-1A Loans are subject to the terms and conditions of this Agreement and the Indenture. Each Lender hereby agrees and acknowledges that its right to any payment shall be subordinate and junior to certain other payment obligations senior in right of payment as provided in the Priority of Payments (collectively, the “Senior Items”). In the event that, notwithstanding the provisions of this Agreement and the Indenture, any Lender shall have received any payment or distribution in respect of its Class A-1A Loans contrary to the provisions of the Indenture or this Agreement, then, unless and until each Senior Item shall have been paid in full in Cash (or, to the extent permitted under the Indenture other than in Cash), such payment or distribution shall be received and held in trust for the benefit of, and shall forthwith be paid over and delivered to, the Collateral Trustee, which shall pay and deliver the same in respect of such Senior Items in accordance with the Indenture. If any such payment or distribution is made other than in Cash, it shall be held by the Collateral Trustee as part of the Collateral and subject in all respects to the provisions of the Indenture. Each Lender agrees for the benefit of all recipients of Senior Items that such Lender shall not demand, accept, or receive any payment or distribution in respect of its Class A-1A Loans in violation of the provisions of the Indenture. Nothing in this Section 2.7(b) shall affect the obligation of the Borrower to pay the Lenders hereunder.

(c)            Loan Agent Entitled to Assume Payment Not Prohibited in Absence of Notice. The Loan Agent shall not at any time be charged with knowledge of the existence of any facts that would prohibit the making of any payment to or by the Loan Agent unless and until a Trust Officer of the Loan Agent responsible for the administration of this Agreement has actual knowledge thereof or unless and until the Loan Agent shall have received and accepted (in its role as Loan Agent) written notice thereof from the Borrower (in the form of an Officer’s Certificate reasonably satisfactory to the Loan Agent), the Collateral Trustee, or persons representing themselves to be other holders of Debt and, prior to the receipt of any such written notice, the Loan Agent, subject to the provisions of this Agreement, shall be entitled in all respects conclusively to assume that no such fact exists, and the Loan Agent shall have no liability hereunder for any payment made, or action taken, by it without such knowledge or notice.

Section 2.8     [Reserved].

Section 2.9     Treatment as Senior Debt. Without limiting the generality of the foregoing, the Class A-1A Loans shall comprise and be a part of the Senior Debt and, as such, shall be subject to the terms and conditions of the Indenture applicable to the Senior Debt, and shall have the rights afforded in the Indenture to the Senior Debt (to the extent applicable to the Class A-1A Loans).

Section 2.10     Conversion. (a) At the option of a Converting Lender, on any Business Day (such Business Day, the “Conversion Date”) all or a portion of any Secured Loan held by such Converting Lender may be converted into Class A-1 Notes substantially in the form set forth in Exhibit A-1 to the Indenture in accordance with Section 2.15 of the Indenture upon delivery to the Borrower, the Collateral Trustee, the Loan Agent, the Asset Manager and the Rating Agency of a notice substantially in the form of Exhibit C hereto; provided that each conversion shall be in a minimum amount of $125,000; provided, further, that any Class A-1 Notes issued upon such conversion from Secured Loans into Class A-1 Notes that are not fungible for U.S. federal income tax purposes with the outstanding Class A-1 Notes will be identified with separate CUSIP numbers; provided, further, that, if the Secured Loan to be converted has been assigned since the prior Payment Date (or, if no Payment Date has occurred since the incurrence of such Secured Loan, the Closing Date or other date of incurrence, as applicable) pursuant to the terms of this Agreement, then the Conversion Date shall only occur on a Payment Date (after the payment, in accordance with Section 2.4 hereof, of any interest accrued on the portion of the Secured Loan that has been so converted). The Conversion Date shall be no earlier than the fifth Business Day following the date such notice is delivered (or such earlier date as may be reasonably agreed to by the Converting Lender, the Loan Agent, the Asset Manager and the Collateral Trustee) and may not be between a Record Date and a Payment Date. On the Conversion Date, the Aggregate Outstanding Amount of the Class A-1 Notes will be increased by the Aggregate Outstanding Amount of the Secured Loan so converted and the Secured Loan so converted shall cease to be Outstanding and shall be deemed to have been repaid in full for all purposes under the Indenture and this Agreement. Each Lender hereby acknowledges and agrees to the terms of Section 2.15 of the Indenture.

(b)            Notwithstanding anything to contrary herein or in the Indenture, Class A-1 Notes may not be converted into Secured Loans at any time.

(c)            The Borrower and the Converting Lender shall each provide reasonable assistance to the Collateral Trustee and the Loan Agent in connection with such conversion, including, but not limited to, providing instructions to DTC, and the Collateral Trustee and the Loan Agent shall not have any liability to the Lenders or any other Person resulting from any delay of any Lender in providing applicable instructions to DTC, unless caused by the Collateral Trustee or Loan Agent’s gross negligence, willful misconduct or bad faith.

(d)            If the Conversion Date is on a day other than a Payment Date, interest accrued on the Secured Loan so converted since the prior Payment Date (or, if no Payment Date has occurred since the incurrence of such Secured Loan, the Closing Date or other date of incurrence, as applicable) will, as of the Conversion Date, be deemed instead to have accrued on the Class A-1 Notes for such time period and accrued interest on the applicable Secured Loan will no longer be due and owing hereunder. If the Conversion Date is on a Payment Date, interest accrued on the Secured Loan since the prior Payment Date (or, if no Payment Date has occurred since the incurrence of such Secured Loan, the Closing Date or other date of incurrence, as applicable) will be paid to the Lenders of the applicable Secured Loan on the related Conversion Date. Following the Conversion Date, the Class A-1 Notes will accrue interest at the Debt Interest Rate applicable to the Class A-1 Notes, as set forth in the Indenture.

(e)            Each Lender may elect, in its sole discretion, to exercise the Conversion Option concurrently with an assignment of all or a portion of its Secured Loan (an “Assignment/Conversion”) such that the effective date of such assignment occurs on the related Conversion Date and the assignee receives Class A-1 Notes in lieu of becoming a Lender hereunder by way of assignment. Any assignment made in connection with an Assignment/Conversion shall meet both the requirements for an assignment set forth in Section 7.4 and for conversion set forth in this Section 2.10. Any Lender electing to make an Assignment/Conversion shall deliver to the Collateral Trustee, the Loan Agent, the Asset Manager and the Borrower at least five Business Days prior to the Conversion Date, (x) an executed Assignment and Assumption Agreement, (y) a completed notice substantially in the form of Exhibit C hereto, and (z) the assignment fee required to be paid pursuant to Section 7.4(c) hereof. The assignee of such Secured Loan shall deliver to the Collateral Trustee, the Loan Agent, the Asset Manager and the Borrower at least five Business Days prior to the Conversion Date a transferee representation letter substantially in the form of Exhibit K to the Indenture. Notwithstanding anything in this paragraph to the contrary, if an Assignment/Conversion occurs on the Closing Date, the required documents described in this paragraph shall be delivered on the Closing Date. Additionally, the Lenders are permitted to elect to remove the Conversion Option related to the Secured Loan with consent of 100% of the Lenders in accordance with Section 7.11(f).

ARTICLE III

CONDITIONS TO CREDIT EXTENSIONS

Section 3.1     Closing Date. The obligations of the Initial Lenders to make Class A-1A Loans shall not become effective until the date on which each of the conditions set forth in this Article III is satisfied, including the receipt by the Collateral Trustee of the following:

(a)            Execution of Indenture and this Agreement. The Indenture and this Agreement are executed and delivered.

(b)            Opinions; Certificates; Rating Letters.

(i)             The Collateral Trustee shall have received the opinions and certificates and evidence that ratings were assigned by the Rating Agency, in each case, as specified in Section 3.1 of the Indenture.

(ii)            The Initial Lenders shall have received an Officer’s Certificate of the Issuer (based solely on the subscription agreements and/or investor representation letters submitted to the Issuer by investors in connection with the Closing Date) setting forth that less than 25% of the total value of each class of ERISA Restricted Notes is held by Benefit Plan Investors on the Closing Date.

ARTICLE IV

COVENANTS, REPRESENTATIONS, WARRANTIES

Section 4.1     Payment of Principal and Interest. (a) Principal of and interest on the Class A-1A Loans shall be payable by the Borrower in accordance with the terms of this Agreement and the Indenture pursuant to the Priority of Payments.

(b)            Amounts properly withheld under the Code or other Applicable Law or FATCA by any Person from a payment to any Lender shall be considered as having been paid by the Borrower to such Lender for all purposes of this Agreement.

Section 4.2     Maintenance of Office or Agency. The Borrower hereby appoints the Bank as the Loan Agent and appoint the Loan Agent as a Paying Agent for payments on the Class A-1A Loans and to maintain the Loan Register as set forth in Section 7.15. The Borrower will maintain the Issuer’s Notice Agent. The Borrower may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents for any or all of such purposes and shall give prompt written notice to the Loan Agent, the Rating Agency and each Lender of the appointment or termination of any such agent and of the location and any change in the location of any such office or agency.

Section 4.3     Funds for Payment. All payments of amounts due and payable with respect to any Class A-1A Loans that are to be made from amounts withdrawn by the Collateral Trustee from the Payment Account shall be made on behalf of the Borrower by the Loan Agent.

Section 4.4     Existence of the Borrower. Section 7.6 of the Indenture shall be binding upon the Borrower as if such section (and the corresponding defined terms) had been set forth herein in its entirety.

Section 4.5     Protection of Collateral. Section 7.7 of the Indenture shall be binding upon the Borrower as if such section (and the corresponding defined terms) had been set forth herein in its entirety.

Section 4.6     Opinions as to Collateral. Section 7.8 of the Indenture shall be binding upon the Borrower as if such section (and the corresponding defined terms) had been set forth herein in its entirety.

Section 4.7     Performance of Obligations. Section 7.9 of the Indenture shall be binding upon the Borrower as if such section (and the corresponding defined terms) had been set forth herein in its entirety.

Section 4.8     Negative Covenants. Section 7.10 of the Indenture shall be binding upon the Borrower as if such section (and the corresponding defined terms) had been set forth herein in its entirety.

Section 4.9     Statement as to Compliance. Section 7.11 of the Indenture shall be binding the Borrower as if such section (and the corresponding defined terms) had been set forth herein in its entirety.

Section 4.10     Successor Substituted. Section 7.13 of the Indenture shall be binding upon the Borrower as if such section (and the corresponding defined terms) had been set forth herein in its entirety.

Section 4.11     No Other Business. Section 7.14 of the Indenture shall be binding upon the Borrower as if such section (and the corresponding defined terms) had been set forth herein in its entirety.

Section 4.12     Notice of Rating Changes. Section 7.16 of the Indenture shall be binding upon the Borrower as if such section (and the corresponding defined terms) had been set forth herein in its entirety.

Section 4.13     Calculation Agent. Section 7.18 of the Indenture shall be binding upon the Borrower as if such section (and the corresponding defined terms) had been set forth herein in its entirety.

Section 4.14     Certain Tax Matters. (a) Section 7.19 of the Indenture shall be binding upon the Borrower as if such section (and the corresponding defined terms) had been set forth herein in its entirety.

Section 4.15     Objection to Bankruptcy Proceeding. The Borrower shall take all actions necessary to defend and dismiss any petition, filing or institution of any involuntary bankruptcy or insolvency proceedings against the Borrower, or the filing with respect to the Borrower of a petition or answer or consent seeking an involuntary reorganization, arrangement, moratorium or liquidation proceedings, or other involuntary proceedings under the Bankruptcy Code or any similar laws; provided that the obligations of the Borrower in this Section 4.15 shall be subject to the availability of funds therefor under the Priority of Payments. The reasonable fees, costs, charges and expenses incurred by the Borrower (including, without limitation, attorneys’ fees and expenses) in connection with taking any such actions constitute Administrative Expenses payable in accordance with the Priority of Payments.

Section 4.16     Sanctions; Anti-Corruption. None of the Borrower, any of its Subsidiaries or, to the knowledge of the Borrower, any director, officer, employee, agent, or affiliate of the Borrower, or any of its Subsidiaries, is an individual or entity that is, or is owned or controlled by persons that are: (i) the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the United Nations Security Council, the European Union, HM Treasury, or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions (including Crimea, Cuba, Iran, Russia, North Korea and Syria).

The Borrower, its Subsidiaries and their respective directors, officers and employees and, to the knowledge of the Borrower, the agents of the Borrower and its Subsidiaries, are in compliance with all applicable Sanctions and with the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”) and any other applicable anti-corruption law, in all material respects. The Borrower and its Subsidiaries have instituted and maintain policies and procedures designed to promote and achieve continued compliance with applicable Sanctions, the FCPA and any other applicable anti-corruption laws.

The Borrower will maintain in effect policies and procedures designed to promote compliance by the Borrower, its Subsidiaries, and their respective directors, officers, employees, and agents with applicable Sanctions and with the FCPA and any other applicable anti-corruption laws.

The Borrower will not, directly or indirectly, use the proceeds of the Class A-1A Loans, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of the FCPA or any other applicable anti-corruption law, or (ii) (A) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, or (B) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Class A-1A Loans).

Section 4.17     Representations and Warranties Concerning Collateral. Section 3.6 of the Indenture shall be binding upon the Borrower as if such sections (and the corresponding defined terms) had been set forth herein in their entirety.

ARTICLE V

EVENTS OF DEFAULT

Section 5.1       Events of Default. (a) “Event of Default,” wherever used herein, means the occurrence of an “Event of Default” under and as defined in the Indenture (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body).

(b)            Upon the occurrence of an Event of Default and the acceleration of the Borrower’s obligations under the Indenture pursuant to the terms of Section 5.2 of the Indenture, the unpaid principal amount of the Class A-1A Loans, together with the interest accrued thereon and all other amounts payable by the Borrower hereunder in respect of the Class A-1A Loans, shall automatically become immediately due and payable by the Borrower hereunder, subject to and in accordance with the applicable provisions of the Indenture, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Borrower; provided that upon the rescission or annulment of the related Event of Default under the Indenture in accordance with the terms thereof, any such acceleration shall automatically be rescinded and annulled for all purposes hereunder; provided, however, that no such action shall affect any subsequent Default or Event of Default or impair any right consequent thereon. Each Lender agrees and acknowledges that the remedies for an Event of Default hereunder are governed exclusively by, and subject to the terms and conditions of, the Indenture, and that such rights and remedies shall be limited to the right of the Lenders, as holders of Class A-1A Loans, following an Event of Default under the Indenture.

Section 5.2       Remedies. The rights and remedies following the occurrence of an Event of Default are granted to the Collateral Trustee for the benefit of the Secured Parties under the Indenture. Each Lender and the Loan Agent agree and acknowledge that the remedies and rights following the occurrence of an Event of Default hereunder are governed by, and subject to the terms and conditions of, the Indenture. Any waiver or cure of an Event of Default under the Indenture that is also an Event of Default hereunder shall be deemed to be a waiver or cure, as applicable, of the corresponding Event of Default under this Agreement.

Section 5.3       Notice. The Borrower shall provide notice of any Event of Default under this Agreement to the Loan Agent, the Collateral Trustee, the Asset Manager and the Lenders.

ARTICLE VI

THE COLLATERAL TRUSTEE; LOAN AGENT

Section 6.1     Collateral Trustee. (a) The Borrower has appointed the Collateral Trustee pursuant to the Indenture and the Borrower has Granted to the Collateral Trustee a security interest in the Collateral for the benefit of the Secured Parties, including the Lenders.

(b)            The rights, protections, benefits, immunities and indemnities afforded to the Collateral Trustee as set forth in the Indenture, including Article VI thereof shall also apply to the Collateral Trustee under this Agreement, mutatis mutandis; provided that such rights, protections, benefits, immunities and indemnities shall be in addition to any rights, protections, benefits, immunities and indemnities provided herein or in any other document to which the Collateral Trustee is a party; provided, further, however, that the foregoing shall not be construed to impose upon the Collateral Trustee when acting under this Agreement, any of the duties or standards of care (including, without limitation, any duties of a prudent person) of the Collateral Trustee under the Indenture. The Collateral Trustee undertakes to perform such duties and only such duties as are specifically set forth in the Indenture and this Agreement and no implied covenants or obligations shall be read into the Indenture or this Agreement against the Collateral Trustee.

Section 6.2     Appointment of the Loan Agent; Nature of Duties. (a) Each Lender hereby designates and appoints the Loan Agent as its agent under the Collateral Documents and each Lender by entering into this Agreement hereby irrevocably authorizes the Loan Agent to act in accordance with the explicit provisions of the Collateral Documents and to exercise such powers as are reasonably incidental thereto and perform such duties as are expressly delegated to the Loan Agent, subject to the terms and conditions of the Indenture and the other Collateral Documents.

(i)            The Loan Agent is authorized and directed to enter into this Agreement and perform and observe its obligations under this Agreement.

(ii)           Notwithstanding any provision to the contrary contained elsewhere in the Collateral Documents, the Loan Agent undertakes to perform such duties and only such duties expressly set forth in this Agreement. The duties of the Loan Agent shall be mechanical and administrative in nature; the Loan Agent shall not have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Loan Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein.

(iii)           Each Lender acknowledges and agrees that the Loan Agent shall not have the right and authority to exercise any remedial right and power with respect to the Collateral hereunder, under the Indenture or any other Collateral Documents.

(iv)           The Loan Agent shall not have or be deemed to have any fiduciary relationship with the Collateral Trustee, any Holder, any Lender, the Asset Manager or the Borrower, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Collateral Documents or otherwise exist against the Loan Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” in this Agreement is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

(v)            The Loan Agent may perform any of its duties hereunder or under the other Credit Documents by or through its officers, directors, agents, employees or affiliates.

(vi)           Upon the written request of any Lender, the Loan Agent shall provide an electronic copy of the Collateral Documents, the Asset Management Agreement, the Collateral Administration Agreement and any agreements referenced as a supplement to this Agreement or the Indenture that is in the possession of, or reasonably available to, the Loan Agent.

(vii)          The Loan Agent shall provide to the Borrower and the Asset Manager upon reasonable request all reasonably available information (or request that any Lender provide such information if such information is not reasonably available to the Loan Agent) in the possession of the Loan Agent and specifically requested by the Borrower or the Asset Manager in connection with regulatory matters, including any information that is necessary or advisable in order for the Borrower or the Asset Manager (or its parent or Affiliates) to comply with regulatory requirements with respect to itself, including, in the case of the Borrower, FATCA. The Loan Agent shall have no liability for any such disclosure or the accuracy thereof.

(b)            Neither the Loan Agent nor any of its officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by it under the Collateral Documents or in connection therewith, unless caused by its own willful misconduct, gross negligence or grossly negligent failure to act.

(c)            No provision of this Agreement shall be construed to relieve the Loan Agent from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, except that:

(i)            the Loan Agent shall not be liable for any error of judgment made in good faith by a Trust Officer of the Loan Agent, unless it shall be proven that the Loan Agent was grossly negligent in ascertaining the pertinent facts;

(ii)            the Loan Agent shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Borrower or the Asset Manager in accordance with this Agreement and/or, to the extent permitted under this Agreement, the Lenders, relating to the time, method and place of exercising any power conferred upon such Loan Agent under this Agreement;

(iii)            no provision of this Agreement shall require the Loan Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers contemplated hereunder, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it unless such risk or liability relates to its ordinary services to be performed hereunder; and

(iv)            in no event shall the Loan Agent be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits) even if the Loan Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Loan Agent shall be subject to the provisions of this Section 6.2.

Section 6.3     Certain Rights of the Loan Agent. (a) Each of the rights, protections, benefits, immunities and indemnities afforded to the Collateral Trustee under the Indenture shall also apply to the Loan Agent under this Agreement, mutatis mutandis; provided that such rights, protections, benefits, immunities and indemnities shall be in addition to any rights, protections, benefits, immunities and indemnities provided herein or in any other document to which the Loan Agent is a party; provided, further, that the foregoing shall not impose on the Loan Agent any duties or standards of care (including a duty to act as a prudent person) of the Collateral Trustee.

(b)            Except as otherwise provided in Section 6.1:

(i)            the Loan Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note or other paper, electronic communication or document (including the Payment Date Report) reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)            any request or direction of the Borrower mentioned herein shall be sufficiently evidenced by a Borrower Order;

(iii)           whenever in the administration of this Agreement or the Indenture the Loan Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder or thereunder, the Loan Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate or Borrower Order;

(iv)            as a condition to the taking or omitting of any action by it hereunder, the Loan Agent may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in reliance thereon;

(v)            the Loan Agent shall be under no obligation to exercise or to honor any of the rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request or direction of any Lender pursuant to this Agreement and the Indenture, unless such Lender shall have offered to the Loan Agent security or indemnity reasonably satisfactory to the Loan Agent against all costs, expenses and liabilities which might reasonably be incurred by it in compliance with such request or direction;

(vi)            the Loan Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, electronic communication, report, notice, request, direction, consent, order, note or other paper or documents, but the Loan Agent, upon the written direction of a Majority of the Lenders, shall make such further inquiry or investigation into such facts or matters as it may see fit or as it shall be directed. The reasonable expense of every such inquiry or investigation shall be paid by the Borrower. The Loan Agent shall be entitled, on reasonable prior notice to the Borrower and the Asset Manager, to examine the books and records relating to the Class A-1A Loans and the Collateral, personally or by agent or attorney, during the Borrower’s or the Asset Manager’s normal business hours; provided that the Loan Agent shall, and shall cause its agents to, hold in confidence all such information, except (i) to the extent disclosure may be required by law or by any regulatory or administrative authority and (ii) to the extent that the Loan Agent, in its sole judgment, may determine that such disclosure is consistent with its responsibilities hereunder; provided, further, that the Loan Agent may disclose on a confidential basis any such information to its agents, attorneys and auditors in connection with the performance of its obligations hereunder;

(vii)          the Loan Agent may execute any of the rights, privileges or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; provided that the Loan Agent shall not be responsible for any actions or omissions on the part of any agent or attorney appointed with due care by it hereunder.

(viii)          the Loan Agent shall not be liable for any action it takes or omits to take in good faith that it reasonably and, after the occurrence and during the continuance of an Event of Default, prudently believes to be authorized or within its rights or powers or within its discretion hereunder, including actions or omissions to act at the direction of the Borrower or the Asset Manager and/or, to the extent permitted under this Agreement, the Lender, other than acts or omissions constituting bad faith, willful misconduct or gross negligence of the Loan Agent’s duties hereunder;

(ix)            the permissive right of the Loan Agent to take or refrain from taking any actions enumerated in this Agreement shall not be construed as a duty;

(x)            the Loan Agent shall not be responsible or liable for the actions or omissions of, or any inaccuracies in the records of, the Asset Manager, any Borrower, any non-Affiliated custodian, transfer agent, paying agent or calculation agent (other than itself in such capacities), clearing agency, loan syndication, administrative or similar agent, DTC, Euroclear or Clearstream, or for the actions or omissions of the Asset Manager or any Borrower, or any other Person (including compliance with Rule 17g-5 promulgated under the Exchange Act) and, without limiting the foregoing, the Loan Agent shall not be under any obligation to monitor, evaluate or verify compliance by the Asset Manager with the terms of the Indenture or of the Asset Management Agreement, or to verify or independently determine the accuracy of information received by the Loan Agent from the Asset Manager (or from any selling institution, agent bank, trustee or similar source) with respect to the Collateral;

(xi)            to the extent permitted by Applicable Law, the Loan Agent shall not be required to give any bond or surety in respect of the execution of this Agreement;

(xii)           in the event that the Bank is also acting in the capacity of Collateral Trustee or Calculation Agent hereunder, the rights, protections, immunities and indemnities afforded to the Loan Agent pursuant to this Article VI shall also be afforded to the Bank acting in such capacities; provided, however, that the foregoing shall not be construed to impose upon the Loan Agent any of the duties or standards of care (including, without limitation, any duties of a prudent person) of the Collateral Trustee;

(xiii)          the Loan Agent shall not be responsible for delays or failures in performance resulting from acts beyond its control (such acts include but are not limited to acts of God, strikes, lockouts, riots and acts of war, any act or provision of any present or future law or regulation or governmental authority, terrorism, accidents, labor disputes, disease, epidemic, pandemic, quarantine, national emergency, loss or malfunction of utilities or computer software or hardware, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility); provided that, it being understood that the Loan Agent shall use reasonable efforts, which are consistent with accepted practices in the banking industry, to maintain performance and, if necessary, resume performance as soon as practicable under the circumstances;

(xiv)         to the extent any defined term hereunder, or any calculation required to be made or determined by the Loan Agent hereunder, is dependent upon or defined by reference to GAAP, the Loan Agent shall be entitled to request and receive (and rely upon) instruction from the Borrower or the accountants appointed pursuant to Section 10.7 of the Indenture (and in the absence of its receipt of timely instruction therefrom, shall be entitled to obtain from an Independent accountant at the expense of the Borrower) as to the application of GAAP in such connection, in any instance;

(xv)          the Loan Agent or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Loan Agent’s economic self-interest for (i) serving as investment adviser, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain of the Eligible Investments, (ii) using Affiliates to effect transactions in certain Eligible Investments and (iii) effecting transactions in certain Eligible Investments; and

(xvi)         the Loan Agent shall not be responsible for the preparation, filing, continuation or correctness of financing statements or the validity or perfection of any Lien or security interest.

(c)            the Loan Agent shall not be deemed to have notice or knowledge of any matter unless a Trust Officer of the Loan Agent responsible for the administration of this Agreement has actual knowledge thereof or unless written notice thereof is received by the Loan Agent at the Corporate Trust Office of the Loan Agent and such notice references the Class A-1A Loans, the Lenders, the Borrower or this Agreement.

Section 6.4     Not Responsible for Recitals or Borrowing of Class A-1A Loans. The recitals contained herein shall be taken as the statements of the Borrower and the Loan Agent and the Collateral Trustee assume no responsibility for their correctness. The Loan Agent and the Collateral Trustee make no representation as to the validity or sufficiency of this Agreement (except as may be made with respect to the validity of the respective obligations of the Loan Agent and the Collateral Trustee hereunder), the Collateral or the Debt. The Loan Agent and the Collateral Trustee shall not be accountable for the use or application by the Borrower of the Debt or the Proceeds thereof or any money paid to the Borrower pursuant to the provisions hereof.

Section 6.5     May Be a Lender. The Loan Agent or any other agent of the Borrower, in its individual or any other capacity, may become a Lender and may otherwise deal with the Borrower or any of its Affiliates with the same rights it would have if it were not an agent.

Section 6.6     Compensation and Reimbursement. (a) The Borrower agrees:

(i)            to compensate the Loan Agent for its services as separately agreed between the Borrower (or the Asset Manager on its behalf) and the Loan Agent;

(ii)            except as otherwise expressly provided herein, to reimburse the Loan Agent (subject to any written agreement between the Borrower and the Loan Agent) in a timely manner upon its request for all reasonable expenses, disbursements and advances incurred or made by the Loan Agent in accordance with any provision of this Agreement or other Transaction Documents (including securities transaction charges and the reasonable compensation and expenses and disbursements of its agents and legal counsel, except any such expense, disbursement or advance as may be attributable to its gross negligence, willful misconduct or bad faith); and

(iii)            to indemnify the Loan Agent and its Officers, employees, directors and agents for, and to hold them harmless against, any loss, liability or expense incurred without gross negligence, willful misconduct or bad faith on their part, arising out of or in connection with acting or serving as Loan Agent under this Agreement or the Indenture or the performance of their duties hereunder or thereunder, including the costs and expenses of defending themselves (including reasonable fees and costs of experts, agents and attorneys) against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder and any other document related hereto or the enforcement of the Borrower’s obligations hereunder or under any Transaction Document (whether involving any Borrower or any third party).

(b)            All payments to the Loan Agent are subject to the Priority of Payments. The Loan Agent hereby agrees not to cause the filing of a petition in bankruptcy against the Borrower for the non-payment to the Loan Agent of any amounts provided by this Agreement or the Indenture, including, without limitation, this Section 6.6, until at least one year (or if longer the applicable preference period then in effect) plus one day after the payment in full of all Debt (and any other debt obligations of the Borrower that have been rated upon issuance by any rating agency at the request of the Borrower). Nothing in this Agreement shall preclude, or be deemed to estop, the Loan Agent (i) from taking any action prior to the expiration of the aforementioned one year (or, if longer, the applicable preference period then in effect) plus one day in (A) any case or Proceeding voluntarily filed or commenced by the Borrower or (B) any involuntary insolvency Proceeding filed or commenced by a Person other than the Loan Agent, or (ii) from commencing against the Borrower or any of its properties any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, winding-up or liquidation Proceeding.

(c)            The Loan Agent acknowledges that all payments made to it under this Agreement shall be payable solely out of the Collateral and subject to the Priority of Payments in the Indenture. Any amounts payable to the Loan Agent pursuant to this Agreement shall constitute Administrative Expenses, payable on each Payment Date only to the extent that funds are available for such purpose in accordance with the Priority of Payments, and any such amounts not paid on or prior to any Payment Date shall remain outstanding and shall be payable on the next Payment Date on which funds are available for such purpose pursuant to the Priority of Payments. Following realization of the Collateral and distribution of proceeds in the manner provided in the Priority of Payments in the Indenture, any obligations of the Borrower and any claims of the Loan Agent for itself and the Lenders against the Borrower shall be extinguished and shall not thereafter revive.

Section 6.7     Loan Agent Required; Eligibility. There shall at all times be a Loan Agent hereunder which shall be an Eligible Institution authorized under the laws of the United States of America or of any state thereof. If such organization or entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.7, the combined capital and surplus of such organization or entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If the Loan Agent is downgraded by a Rating Agency below the minimum rating provided in the definition of “Eligible Institution” in the Indenture, the Loan Agent may obtain a confirmation from such Rating Agency that its then-current ratings of the Rated Debt will not be downgraded or withdrawn by reason of its downgrade of the Loan Agent’s rating and upon receipt of such confirmation the Loan Agent shall be deemed to be eligible for purposes of this Section 6.7. If at any time the Loan Agent shall cease to be eligible in accordance with the provisions of this Section 6.7, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VI.

Section 6.8     Resignation and Removal of Loan Agent; Appointment of Successor. (a) No resignation or removal of the Loan Agent and no appointment of a successor agent (the “Successor Agent”) pursuant to this Article shall become effective until the acceptance of appointment by the Successor Agent under Section 6.9. The provisions of Section 6.6 hereof shall survive any termination of this Agreement, and the resignation or removal of the Loan Agent (to the extent of any fees or indemnified liabilities, costs, expenses and other amounts arising or incurred prior to, or arising out of actions or omissions occurring prior to such termination, resignation or removal).

(b)            The Loan Agent may resign at any time by giving notice thereof to the Borrower, the Asset Manager, each Lender and the Rating Agency not less than 30 Business Days’ prior to such resignation. If the Loan Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Loan Agent for any reason, the Borrower shall promptly appoint a Successor Agent by Borrower Order, one copy of which shall be delivered to each of the Collateral Trustee, the Successor Agent, each Lender and the Asset Manager; provided that such Successor Agent shall be appointed only upon the written consent of the Lenders, or at any time when an Event of Default shall have occurred and be continuing, a Successor Agent may be appointed by Act of a Majority of the Controlling Class delivered to the Borrower and the Collateral Trustee. The Successor Agent so appointed shall, forthwith upon its acceptance of such appointment, become the Successor Agent and supersede any Successor Agent proposed by the Borrower. If no Successor Agent shall have been appointed and an instrument of acceptance by a Successor Agent shall not have been delivered to the Loan Agent within 60 days after the giving of such notice of resignation, the resigning Loan Agent, or any Lender, on behalf of itself and all others similarly situated, may petition any court of competent jurisdiction for the appointment of a Successor Agent satisfying the requirements of Section 6.7.

(c)            The Loan Agent may be removed at any time upon 30 days’ notice by Act of a Majority of the Lenders delivered to the Collateral Trustee, the Loan Agent and the Borrower. If, at any time prior to the payment in full of all Class A-1A Loans, the Bank shall resign or be removed as Collateral Trustee under the Indenture, such resignation or removal shall be deemed a resignation or removal of the Bank as Loan Agent hereunder.

(d)            If at any time (i) the Loan Agent shall cease to be eligible under Section 6.7 and shall fail to resign after request therefor by the Borrower or by any Lender or (ii) the Loan Agent shall become incapable of acting or shall be adjudged as bankrupt or insolvent or a receiver or liquidator of the Loan Agent or of its property shall be appointed or any public officer shall take charge or control of the Loan Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case (subject to Section 6.8(a)), (A) the Borrower, by Borrower Order, may remove the Loan Agent, or (B) subject to Section 5.15 of the Indenture, any Lender may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Loan Agent and the appointment of a Successor Agent. Notwithstanding the foregoing, if the Collateral Trustee resigns, is removed or becomes incapable of acting and a successor is appointed under the Indenture, such successor will serve as Loan Agent until removed as provided in this Article VI.

(e)            The Borrower shall give prompt notice of each resignation and each removal of the Loan Agent and each appointment of a Successor Agent to the Rating Agency, the Collateral Trustee and to each Lender. Such notice shall include the name of the Successor Agent and the address of its Corporate Trust Office. If the Borrower fails to provide such notice within ten (10) days after acceptance of appointment by the Successor Agent, the Successor Agent shall cause such notice to be given at the expense of the Borrower.

Section 6.9     Acceptance of Appointment by Successor Agent. Every Successor Agent appointed hereunder and qualified under Section 6.7 shall execute, acknowledge and deliver to the Borrower and the retiring Loan Agent an instrument accepting such appointment and agreeing to be bound by this Agreement and the Indenture. Upon delivery of the required instruments, the resignation or removal of the retiring Loan Agent shall become effective and such Successor Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of the retiring Loan Agent; but, on request of the Borrower or a Majority of the Lenders or the Successor Agent, such retiring Loan Agent shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such Successor Agent all the rights, powers and trusts of the retiring Loan Agent, and shall duly assign, transfer and deliver to such Successor Agent all property held by such retiring Loan Agent hereunder. Upon request of any such Successor Agent, the Borrower shall execute any and all instruments for more fully and certainly vesting in and confirming to such Successor Agent all such rights, powers and trusts.

Section 6.10     Merger, Conversion, Consolidation or Succession to Business of the Loan Agent. Any entity or organization into which the Loan Agent may be merged or converted or with which it may be consolidated, or any entity or organization resulting from any merger, conversion or consolidation to which the Loan Agent shall be a party, or any entity or organization succeeding to all or substantially all of the corporate trust business of the Loan Agent, shall be the Successor Agent hereunder; provided that such entity or organization shall be otherwise qualified and eligible under this Article VI, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, further, that the Loan Agent shall give notice thereof to the Borrower, the Asset Manager, each Lender, and the Rating Agency.

Section 6.11     Representations and Warranties of the Loan Agent. The Loan Agent hereby represents and warrants as follows:

(a)            Organization. The Bank is duly organized and validly existing under the laws of its jurisdiction of organization and has the power to conduct its business and affairs as a loan agent.

(b)            Authorization; Binding Obligations. The Bank has the corporate power and authority to execute, deliver and perform the duties and obligations of Loan Agent under this Agreement. The Bank has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement, and all of the documents required to be executed by the Bank pursuant hereto. This Agreement has been duly authorized, executed and delivered by the Bank and will constitute the legal, valid and binding obligation of the Bank enforceable in accordance with its terms, subject, as to enforcement (i) to the effect of bankruptcy, insolvency or similar laws affecting generally the enforcement of creditors’ rights as such laws would apply in the event of any bankruptcy, receivership, insolvency or similar event applicable to the Bank and (ii) to general equitable principles (whether enforcement is considered in a proceeding at law or in equity).

(c)            Eligibility. The Bank is eligible under Section 6.7 hereof to serve as Loan Agent hereunder.

(d)            No Conflict. Neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated by this Agreement, (i) is prohibited by, or requires the Bank to obtain any consent, authorization, approval or registration (which have not already been obtained) under, any law, statute, rule, regulation, judgment, order, writ, injunction or decree that is binding upon the Bank or any of its properties or assets, or (ii) to its knowledge, will violate any provision of, result in any default or acceleration of any obligations under, result in the creation or imposition of any lien pursuant to, or require any consent under, any material agreement to which the Bank is a party or by which it or any of its property is bound that is likely to affect the legality, enforceability against it of this Agreement or any Transaction Document to which it is a party or its ability (as a matter of law) to perform its obligations under this Agreement or any other Transaction Document to which the Bank is a party.

Section 6.12     USA PATRIOT Act. Each of the Loan Agent and the Lenders hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “PATRIOT Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow the Loan Agent and the Lenders to identify the Borrower in accordance with the PATRIOT Act.

Section 6.13     Withholding. If any amount is required to be deducted or withheld from any payment to any Lender, such amount shall reduce the amount otherwise distributable to such Lender. The Loan Agent is hereby authorized to withhold or deduct from amounts otherwise distributable to any Lender sufficient funds for the payment of any tax that is legally required to be withheld or deducted (but such authorization shall not prevent the Loan Agent from contesting any such tax in appropriate Proceedings and legally withholding payment of such tax, pending the outcome of such Proceedings). The amount of any withholding tax imposed with respect to any Lender shall be treated as cash distributed to such Lender at the time it is deducted or withheld by the Borrower or the Loan Agent, as applicable, and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution, the Loan Agent may in its sole discretion withhold such amounts in accordance with this Section 6.13. If any Lender wishes to apply for a refund of any such withholding tax, the Loan Agent shall reasonably cooperate with such Lender in making such claim so long as such Lender agrees to reimburse the Loan Agent for any out-of-pocket expenses incurred.

Section 6.14     Lack of Reliance on the Loan Agent. Independently and without reliance upon the Loan Agent, each Lender, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Borrower in connection with the making and the continuance of the Class A-1A Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Borrower and, except as expressly provided in this Agreement and the other Credit Documents, the Loan Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lenders with any credit or other information with respect thereto, whether coming into its possession before the making of the Class A-1A Loans or at any time or times thereafter. The Loan Agent shall not be (x) responsible to any Lender (1) for any recital or information or any representations, warranties or statements of any other party contained herein or in any document, certificate or other writing delivered in connection herewith or (2) except as otherwise provided herein, for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectability, priority or sufficiency of this Agreement or any other Credit Document or financial condition of the Borrower or (y) be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the satisfaction of any of the conditions precedent set forth herein or in any other Credit Document or the financial condition of the Borrower.

ARTICLE VII

MISCELLANEOUS

Section 7.1     Payment of Indemnification, etc. To the extent that the undertaking to indemnify, pay or hold harmless the Loan Agent set forth in Section 6.6 hereof may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution necessary to satisfy the payment of each of the indemnified liabilities which is permissible under Applicable Law, subject to the limitations and qualifications set forth in the Priority of Payments. Any payments made pursuant to this Section 7.1 shall be made on the first Payment Date that funds are available for such payments as Administrative Expenses in accordance with the Priority of Payments. This Section 7.1 shall survive the termination of this Agreement and the resignation or removal of the Loan Agent.

Section 7.2     Right of Setoff. Each Lender hereby waives any right of setoff that the Lender may have against the Borrower in respect of any obligation arising hereunder.

Section 7.3     Notices. (a) Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing and shall be provided in the manner and at its address specified in Schedule 2 hereof (or, in the case of any Initial Lender, in Schedule 1 hereof), or, in the case of any Lender becoming party hereto after the Closing Date, the related Assignment Agreement; or, at such other address as shall be designated by any party in a written notice to the other parties hereto. The Loan Agent shall provide a copy of any notice or written communication received from a Lender to the Collateral Trustee, the Borrower and the Asset Manager.

The Loan Agent will forward to each Lender each notice received under the Indenture for forwarding to the Lenders. Further, notwithstanding anything to the contrary and in lieu of the foregoing, notices for Lenders will be deemed given by posting to the Collateral Trustee’s internet website.

(b)            The Loan Agent (in each of its capacities) shall be entitled to accept and act upon instructions or directions pursuant to this Agreement or any other Credit Documents sent by unsecured email, facsimile transmission or other similar unsecured electronic methods; provided, however, that any Person providing such instructions or directions shall provide to the Loan Agent an incumbency certificate listing authorized Persons designated to provide such instructions or directions, which incumbency certificate shall be amended whenever a person is added or deleted from the listing. If such person elects to give the Loan Agent email or facsimile instructions (or instructions by a similar electronic method) and the Loan Agent in its discretion elects to act upon such instructions, the Loan Agent’s reasonable understanding of such instructions shall be deemed controlling. The Loan Agent shall not be liable for any losses, costs or expenses arising directly or indirectly from the Loan Agent’s reliance upon and compliance with such instructions notwithstanding such instructions conflicting with or being inconsistent with a subsequent written instruction. Any person providing such instructions or directions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Loan Agent, including without limitation the risk of the Loan Agent acting on unauthorized instructions, and the risk of interception and misuse by third parties and acknowledges and agrees that there may be more secure methods of transmitting such instructions than the method(s) selected by it and agrees that the security procedures (if any) to be followed in connection with its transmission of such instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances.

(c)            Notwithstanding any provision to the contrary contained herein or in any agreement or document related thereto, any report, statement or other information required to be provided by the Borrower, the Collateral Trustee or the Loan Agent may be provided by providing access to the Collateral Trustee’s website containing such information.

Section 7.4     Benefit of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors and assigns of the parties hereto to the extent permitted under this Section 7.4; provided that (i) except as provided in Section 4.10 of this Agreement, the Borrower may not assign or transfer any of their rights or obligations hereunder without the prior written consent of each Lender, the Collateral Trustee, the Asset Manager and the Loan Agent and (ii) except as provided in Section 7.4(c), no Lender may assign or transfer any of its rights or obligations hereunder. Any successor to the Collateral Trustee under the Indenture shall be the successor to the Collateral Trustee under this Agreement.

(b)           Each Lender may at any time grant participations in any of its rights hereunder to one or more commercial banks, insurance companies, funds or other financial institutions; provided that:

(A)            in the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant’s rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation; and

(B)            no Lender shall transfer, grant or assign any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Documents except to the extent such amendment or waiver would (x) extend the Stated Maturity of any Class A-1A Loan in which such participant is participating or waive any prepayment thereof, or reduce the rate or extend the time of payment of interest or fees thereon (except in connection with a waiver of the applicability of any post-default increase in interest rates), or reduce the principal amount thereof, (y) release all or substantially all of the Collateral (in each case, except as expressly provided in the Credit Documents), or (z) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement (except as provided in Section 4.10 of this Agreement and the Indenture) and with respect to any consent referred to in this clause (B), notice of such consent is provided to the Loan Agent, the Borrower and the Asset Manager; and

(C)            each participation shall be subject to the related participant making the representations and warranties in Section 7.17 to the Lender from which it is acquiring its participation.

(c)            Notwithstanding the foregoing, any Lender may assign all or a portion of its rights and obligations under this Agreement (including, such Lender’s Class A-1A Loans) to one or more commercial banks, insurance companies, funds or other financial institutions (including one or more Lenders) (x) if no Event of Default has occurred and is continuing, with the consent of the Borrower (such consent not to be unreasonably withheld) and (y) if an Event of Default has occurred and is continuing, without the consent of the Borrower; provided that the Borrower shall be deemed to have consented to any such assignment if it does not provide its written objection within 5 calendar days of receiving a request for consent to a proposed assignment. No assignment pursuant to the immediately preceding sentence to an institution other than an Affiliate of such Lender or another Lender shall be in an aggregate amount less than (unless the entire outstanding Class A-1A Loan of the assigning Lender is so assigned) $10,000,000 or result in there being more than five (5) separate Lenders under this Agreement. No consent of the Borrower shall be required for any assignment by a Lender to (x) an Affiliate of such Lender, (y) another Lender or (z) to a Section 13 Banking Entity. If any Lender so assigns all or a part of its rights hereunder, any reference in this Agreement to such assigning Lender shall thereafter refer to such Lender and to the respective assignee to the extent of their respective interests and the respective assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights, benefits and obligations as it would if it were such assigning Lender.

(d)            Each assignment pursuant to Section 7.4(c) shall be effected by the assigning Lender and the assignee Lender executing an Assignment Agreement (an “Assignment Agreement”), which Assignment Agreement shall be substantially in the form of Exhibit A (appropriately completed); provided that, in each case, unless otherwise consented to by the Borrower, the Assignment Agreement shall contain a representation and warranty by the assignee to the Loan Agent and the Borrower that such assignee is an Approved Lender. In the event of (and at the time of) any such assignment, either the assigning Lender or the assignee Lender shall pay to the Loan Agent a nonrefundable assignment fee of $3,500. No assignment under clause (c) of this Section 7.4 shall be effective until recorded by the Loan Agent on the Loan Register pursuant to Section 7.15. To the extent of any assignment pursuant to clause (c) of this Section 7.4, the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Class A-1A Loan or portion thereof. Each Lender and the Borrower agree to execute such documents (including amendments to this Agreement and the other Credit Documents (to the extent authorized to do so under such Credit Documents)) as shall be necessary to effect the foregoing. Nothing in this Agreement shall prevent or prohibit any Lender from pledging its Class A-1A Loans to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank.

(e)            The Loan Agent shall be permitted to request such evidence reasonably satisfactory to it documenting the identity and/or signature of the assignor and the assignee, including a medallion signature guarantee.

Section 7.5     No Waiver; Remedies Cumulative. No failure or delay on the part of the Loan Agent, the Collateral Trustee or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower and the Loan Agent, the Collateral Trustee or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Loan Agent, the Collateral Trustee or any Lender would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower or any other Person to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Loan Agent, the Collateral Trustee or the Lenders to any other or further action in any circumstances without notice or demand.

Section 7.6     Payments Pro Rata. (a) The Loan Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Class A-1A Loans hereunder and pursuant to the Indenture, it shall distribute such payment to each Lender pro rata, based on its Percentage of the Class A-1A Loans with respect to which such payment was received.

(b)            Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker’s lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, its Class A-1A Loans or fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such amount then owed and due to such Lender bears to the total of such amount then owed and due to all of the Lenders immediately prior to such receipt, then such Lender shall hold such amounts in trust for the applicable Lender and return such amounts to the Loan Agent for distribution to the applicable Lender as soon as reasonably practicable.

Section 7.7     Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial. (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

(b)            EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY, TO THE FULLEST EXTENT PERMITTED BY LAW, SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE LOAN AGENT, THE COLLATERAL TRUSTEE OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)            EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN THE PREVIOUS PARAGRAPH. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)            THE BORROWER IRREVOCABLY consents to the service of any and all process in any action or Proceeding by the mailing or delivery of copies of such process to it at the office of the Borrower’S NOTICE Agent. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(e)            EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING.

Section 7.8     Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by electronic means (including email or telecopy) will be effective as delivery of a manually executed counterpart of this Agreement. The Loan Agent and the Collateral Trustee shall have no duty to inquire into or investigate the authenticity or authorization of any such electronic signature and shall be entitled to conclusively rely on any such electronic signature without any liability with respect thereto.

Section 7.9     Effectiveness. This Agreement shall become effective on the Closing Date upon satisfaction of the conditions set forth in Section 3.1 and the Indenture.

Section 7.10     Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

Section 7.11     Amendment or Waiver. (a) This Agreement may not be changed, waived, discharged or terminated (other than (x) pursuant to Section 7.22 or (y) in order to facilitate a Conversion Option in accordance with Section 2.10 hereof or to facilitate an Assignment in accordance with Section 7.4 hereof) unless the consent of the Asset Manager has been obtained and, other than in connection with a Conforming Amendment, the consent of a Majority of the Lenders has been obtained, and such change, waiver, discharge or termination is in writing signed by the Borrower, the Loan Agent and the Collateral Trustee; provided that no such change, waiver or termination (other than (x) in order to facilitate a Conversion Option in accordance with Section 2.10 hereof or (y) in the case of a Conforming Amendment) shall, without the consent of each Lender (provided that such Lender holds Class A-1A Loans directly affected thereby in the case of the following clause (i)), (i) extend any time fixed for the payment of any principal of the Class A-1A Loans, or reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) or fees thereon, or reduce the principal amount thereof, or change the currency of payment thereof, (ii) release all or substantially all of the Collateral (in each case, except as expressly provided in the Credit Documents), (iii) amend, modify or waive any provision of Section 7.6 or clause (a) of this Section 7.11, (iv) reduce the percentage specified in the definition of Majority, (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement (except as permitted by Section 4.10), (vi) waive any prepayment required pursuant to Section 2.3(b) or (vii) amend, modify or waive any provision of Section 7.18. For the avoidance of doubt, no consent of the Lenders shall be required in connection with a Conforming Amendment other than to the extent required pursuant to Article VIII of the Indenture. Each Lender hereby directs and authorizes the Collateral Trustee and the Loan Agent to enter into any such Conforming Amendment. Neither the Collateral Trustee nor the Loan Agent shall be obligated to enter into any amendment or supplement that, as determined by it, adversely affects its duties, obligations, liabilities or protections under the Credit Documents.

(b)            Subject to Section 2.2(b) hereof and Section 2.11 of the Indenture and subject to the satisfaction of the conditions specified therein, a Conforming Amendment to this Agreement shall be made for the purpose of facilitating the incurrence of any Additional Loans.

(c)            No amendment may be made to this Agreement that would create an inconsistency with Section 5.1, Article VI or Article VII of the Indenture unless a contemporaneous and equivalent amendment is made to Section 5.1, Article VI or Article VII, as applicable, of the Indenture in accordance with the terms thereof.

(d)            Any amendment to this Agreement (other than a Conforming Amendment to reflect any changes to the Indenture) that has a material adverse effect on any Class of Debt shall (x) except as set forth in clause (y), require the consent of a Majority of such Class of Debt and (y) if such amendment has a material adverse effect on any Class of Debt and is an amendment of the type listed under any clause of Section 8.2 of the Indenture requiring the consent of 100% of the Holders of such Class, require consent of 100% of such Holders. Not later than 15 Business Days (or five Business Days in connection with an issuance of Additional Debt, Refinancing or Re-Pricing) prior to the execution of any proposed amendment, the Loan Agent, at the request and expense of the Borrower, shall deliver to the Lenders, the Collateral Trustee (who shall forward to the Holders of the Debt), the Collateral Administrator, the Asset Manager and the Rating Agency a copy of such amendment. The Loan Agent and the Collateral Trustee shall be entitled to receive and shall be fully protected in relying upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent thereto have been satisfied. With respect to any amendment permitted by this Agreement the consent to which is expressly required from all or a Majority of each, or any specified, Class of Debt materially and adversely affected thereby, the Loan Agent and the Collateral Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel or Officer’s Certificate of the Asset Manager or the Borrower as to whether such amendment will have a material adverse effect on any Class of Debt. At the cost of the Borrower, the Loan Agent shall provide to the Lenders and the Rating Agency a copy of the executed amendment after its execution. Any failure of the Loan Agent to deliver such notice, or any defect therein, shall not in any way impair or affect the validity of any such amendment.

(e)            Any such waiver and any such amendment, supplement or modification pursuant to this Section 7.11 shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders, the Loan Agent, the Collateral Trustee and all future holders of the Class A-1A Loans. No change, waiver, discharge or termination of this Agreement shall affect in any manner, amend, waive or modify the terms of the Indenture. In the case of any waiver, the Borrower, the Lenders, the Collateral Trustee and the Loan Agent shall be restored to their former position and rights hereunder and under the other Credit Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing, to the extent so provided herein; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

(f)            Notwithstanding anything herein to the contrary and without the consent of any other party hereto, Section 2.10 of this Agreement may be irrevocably revoked on any Business Day at the direction of 100% of the Lenders; provided that no Class of Notes shall have the right to object or be required to consent to the removal of Section 2.10 and any amendment removing Section 2.10 shall be deemed to not be related to the Indenture and to uniquely affect the Lenders and shall not be subject to Article VIII of the Indenture; provided further that upon the removal of Section 2.10, any provision of the Indenture related to Section 2.10, including, without limitation, Section 2.15 of the Indenture, shall be deemed amended and revoked in connection with such amendment of this Agreement and have no further force or effect for the purposes of this Agreement or the Indenture; provided that any Loans converted to Class A-1 Notes on or after the Closing Date which are outstanding on such Business Day shall remain Class A-1 Notes.

Section 7.12     Survival. All indemnities set forth herein, including in Section 6.6 and Section 7.1 shall survive the termination of this Agreement, the making and repayment of the Class A-1A Loans and the resignation and/or removal of the Loan Agent and the Collateral Trustee.

Section 7.13     Domicile of Lender. Subject to the limitations of Section 7.4, each Lender may assign and carry its Class A-1A Loans at, to or for the account of any branch office, Subsidiary or Affiliate of such Lender.

Section 7.14     Lenders May Hold Notes. The parties hereto acknowledge that the Lenders may also hold Notes under the Indenture. If a Lender holds Notes under the Indenture it shall have all rights under the Indenture as a Holder of Notes of the applicable Classes.

Section 7.15     Loan Register; Participant Register. (a) The Borrower hereby appoints the Loan Agent to maintain the loan register (the “Loan Register”) at one of its offices in the United States on which it shall record the names and addresses of each Lender, the Initial Loans and any Additional Loans (and assignments, principal amounts and stated interest thereof) made by each such persons and each repayment in respect of the principal amount of such Class A-1A Loans.

(b)            Failure to make any such recordation, or any error in such recordation shall not affect the Borrower’s obligations in respect of such Class A-1A Loans. With respect to any Lender, the assignment of the rights to the principal of, and interest on, any Class A-1A Loan made by such Lender shall not be effective until such assignment is recorded on the Loan Register with respect to ownership of such Class A-1A Loan as provided in this Section 7.15 and prior to such recordation all amounts owing to the assignor with respect to such Class A-1A Loan shall remain owing to the assignor. The Initial Loans made by the Initial Lenders on the Closing Date shall be registered on the Loan Register by the Loan Agent. The registration of an assignment of all or part of any Class A-1A Loan shall be recorded on the Loan Register only upon the acceptance by the Loan Agent of a properly executed and delivered Assignment Agreement pursuant to Section 7.4(d). The entries in the Loan Register shall be conclusive absent manifest error, and the Borrower, the Collateral Trustee and the Loan Agent shall treat each Person whose name is recorded in the Loan Register as the owner of such Class A-1A Loan for all purposes of this Agreement notwithstanding any notice to the contrary.

Upon reasonable request, the Loan Agent will provide to any Lender evidence that such Lender and its Class A-1A Loans are recorded on the Loan Register.

The Loan Agent will provide to the Borrower, the Collateral Trustee or the Asset Manager a complete list of Lenders (other than a Lender that instructs the Loan Agent in writing otherwise) at any time upon receipt by the Loan Agent of written notice from the Borrower, the Collateral Trustee or the Asset Manager five (5) Business Days prior.

(c)            Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in Class A-1A Loans or other obligations under the Credit Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any Class A-1A Loans or other obligations under any Credit Document) to any Person except to the extent that such disclosure is necessary to establish that such Class A-1A Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Loan Agent and Collateral Trustee (in their capacities as Loan Agent and Collateral Trustee) shall have no responsibility for maintaining a Participant Register.

Section 7.16     Marshalling; Recapture. None of the Collateral Trustee, the Loan Agent or any Lender shall be under any obligation to marshal any assets in favor of the Borrower or any other party or against or in payment of any or all of the Class A-1A Loans. To the extent any Lender receives any payment by or on behalf of the Borrower, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to the Borrower or the applicable estate, trustee, receiver, custodian or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated by the amount so repaid and shall be included within the liabilities of the Borrower to such Lender as of the date such initial payment, reduction or satisfaction occurred.

Section 7.17     Lender Representations, etc. (a) By executing this Agreement, whether on the date hereof or pursuant to an assignment permitted hereunder, each Lender represents, warrants and covenants as follows:

(i)            It is a commercial bank, insurance company, fund or other financial institution that is a Qualified Institutional Buyer and a Qualified Purchaser; provided that it understands that by entering into the transactions contemplated hereby it is making a loan under a commercial credit facility and that by making the foregoing representation no Lender is characterizing the transactions contemplated herein as the making of an investment in “securities” as defined in the Securities Act.

(ii)           In connection with its lending under the Secured Loan: (A) none of the Transaction Parties or any of their respective Affiliates has acted or is acting as a fiduciary or financial or investment advisor for it; (B) it is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Transaction Parties or any of their respective Affiliates; (C) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary and has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to this Agreement and the Indenture) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the Transaction Parties or any of their respective Affiliates; (D) it has read and understands this Agreement and the Indenture; and (E) it is a sophisticated investor and is acquiring an interest in such Secured Loan with a full understanding of all of the terms, conditions and risks thereof, and is capable of and willing to assume those risks;

(iii)          On each day it is a Lender, (A) its purchase, holding and disposition of an interest in the Secured Loans will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, non-U.S. or church plan, a violation of any similar federal, state, non-U.S. or local law or regulation, unless an exemption is available (all of the conditions of which have been satisfied) and (B) if the purchaser or transferee of any interest in the Secured Loans is a Benefit Plan Investor, it will be deemed to represent, warrant and agree that (i) none of the Borrower, the Initial Purchaser, the Collateral Trustee, Loan Agent or the Asset Manager or any of their respective affiliates, has provided any investment recommendation or investment advice to the Benefit Plan Investor, or any fiduciary or other person investing on behalf of the Benefit Plan Investor or who otherwise has discretion or control over the investment and management of “plan assets” (a “Plan Fiduciary”), on which either the Benefit Plan Investor or Plan Fiduciary has relied in connection with the decision to invest in the Secured Loans and (ii) the Plan Fiduciary is exercising its own independent judgement in evaluating the investment in the Secured Loans.

(iv)          It understands that the Borrower has not been registered under the Investment Company Act, and that the Borrower is exempt from registration as such by virtue of Section 3(c)(7) of the Investment Company Act. Each Lender acknowledges that it has no expectation that its extension of credit under this Agreement would be treated as the purchase of a “security” under the U.S. securities laws and that it is not extending credit in reliance on, or expectation of, any protection that may be provided by such securities laws.

(v)           It will provide the Borrower or its agents with such information and documentation that may be required for the Borrower to achieve AML Compliance and shall update or replace such information or documentation as may be necessary.

(vi)          It will be deemed to have agreed to treat, and shall treat, such Secured Loans as debt of the Borrower for U.S. federal, state and local income tax purposes, and shall be deemed to acknowledge that the Borrower will treat such Secured Loans as debt of the Borrower for U.S. federal income tax purposes.

(viii)        It will timely furnish the Borrower or its agents any tax forms or certifications (such as an applicable IRS Form W-8 (together with appropriate attachments), IRS Form W-9, or any successors to such IRS forms) that the Borrower or its agents reasonably request in order to (A) make payments to it without, or at a reduced rate of withholding, (B) qualify for a reduced rate of withholding in any jurisdiction from or through which the Borrower or its agents receive payments, and (C) satisfy reporting and other obligations under the Code and Treasury regulations or under any other applicable law, and shall update or replace such tax forms or certifications as appropriate or in accordance with their terms or subsequent amendments. It acknowledges that the failure to provide, update or replace any such tax forms or certifications may result in the imposition of withholding or back up withholding upon payments to it, or to the Borrower. Amounts withheld pursuant to applicable tax laws by the Borrower or its agents will be treated as having been paid to such Lender by the Borrower.

(ix)           It will provide the Borrower or its agents with any correct, complete and accurate information and documentation that may be required for the Borrower to comply with FATCA and to prevent the imposition of U.S. federal withholding tax under FATCA on payments to or for the benefit of the Borrower and shall update or correct such information or documentation as necessary. In the event it fails to provide, update or correct such information or documentation for the purposes of FATCA or to the extent that its ownership of Notes would otherwise cause the Borrower to be subject to or withhold any tax under FATCA, the Borrower (and any agent acting on its behalf) is authorized to withhold amounts otherwise distributable to the Lender as compensation for any tax imposed under FATCA as a result of such failure or the Lender’s ownership and the Borrower will have the right to compel the Lender to sell its Notes and, if the Lender does not sell its Notes within 10 Business Days after notice from the Borrower or its agents, the Borrower will have the right to sell such Notes at a public or private sale called and conducted in any manner permitted by law, and to remit the net proceeds of such sale (taking into account any taxes incurred by the Borrower in connection with such sale) to the Lender as payment in full for such Notes. The Borrower may also assign each such Note a separate securities identifier in the Borrower’s sole discretion. Each Lender agrees that the Borrower and the Collateral Trustee or their respective agents or representatives may (1) provide any information and documentation concerning its investment in its Notes to the IRS and any other relevant tax authority and (2) take such other steps as they deem necessary or helpful to ensure that the Borrower complies with FATCA.

(x)            If it is not a United States person for U.S. federal income tax purposes: (a) is: (1) not a bank (or an entity affiliated with a bank) extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business (within the meaning of Section 881(c)(3)(A) of the Code); (2) not a “10-percent shareholder” with respect to the Borrower (or its sole owner, as applicable) within the meaning of Section 871(h)(3) or Section 881(c)(3)(B) of the Code; and (3) not a “controlled foreign corporation” that is related to the Borrower (or its sole owner, as applicable) within the meaning of Section 881(c)(3)(C) of the Code; (b) has provided an IRS Form W-8ECI representing that all payments received or to be received by it from the Borrower are effectively connected with its conduct of a trade or business in the United States and includible in its gross income; or (c) is eligible for the benefits under an income tax treaty with the United States that eliminates U.S. federal income taxation of payments on the Notes.

(xi)           It represents that, if it is a United States person for U.S. federal income tax purposes, it is not a member of an “expanded group” (within the meaning of the regulations issued under Section 385 of the Code) that includes a domestic corporation (as determined for U.S. federal income tax purposes) if such domestic corporation directly or indirectly (through one or more entities that are treated for U.S. federal income tax purposes as partnerships, disregarded entities, or grantor trusts) owns Subordinated Notes.

(xii)          The failure to provide the Borrower and the Collateral Trustee (and any of their agents) with the properly completed and signed tax certifications (generally, in the case of U.S. federal income tax, an IRS Form W-9 (or applicable successor form) in the case of a person that is a “United States person” within the meaning of Section 7701(a)(30) of the Code or, with respect to the Notes other than the Subordinated Notes and the Transfer-Restricted Notes, the appropriate IRS Form W-8 (or applicable successor form) (together with all appropriate attachments) or otherwise qualify for full exemption from withholding tax imposed by the United States in the case of a person that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code) may result in withholding from payments in respect of such Note, including U.S. federal withholding or back-up withholding.

Each Lender understands that the Borrower, the Loan Agent, the Collateral Trustee, the Collateral Administrator, the Asset Manager and each of their respective counsel will rely upon the accuracy and truth of the foregoing representations, and it hereby consents to such reliance.

Section 7.18     No Petition; Non-Recourse Obligations. (a) The Collateral Trustee, the Loan Agent and each Lender or Holder or beneficial owner of an interest herein hereby covenants and agrees that it shall not institute against, or join any other Person in instituting against, the Borrower until one year (or if longer, the then applicable preference period) plus one day after all Debt has been paid in full, any bankruptcy, reorganization, arrangement, insolvency, winding-up, moratorium or liquidation proceedings, or other similar proceedings under any U.S. federal or state bankruptcy or similar laws of other jurisdictions. The Collateral Trustee, the Loan Agent and each Lender or Holder or beneficial owner of an interest herein acknowledges and agrees that if it files or causes the filing of a petition under Bankruptcy Law or any other similar law against the Borrower prior to the expiration of the period specified in the preceding sentence, any claim that it has against the Borrower (including under all Rated Debt of any Class held by it) or with respect to any Underlying Assets (including any proceeds thereof) will, notwithstanding anything to the contrary in the Priority of Payments and notwithstanding any objection to, or rescission of, such filing, be fully subordinate in right of payment to the claims of each Holder or beneficial owner of any Rated Debt that does not seek to cause any such filing with such subordination being effective until all Rated Debt held by each Holder or beneficial owner that does not seek to cause any such filing is paid in full in accordance with the Priority of Payments (after giving effect to such subordination). This agreement will constitute a “subordination agreement” within the meaning of Section 510(a) of the Bankruptcy Code. The Borrower will direct the Collateral Trustee to segregate payments and take other reasonable steps to effect the foregoing.

(b)            The Loan Agent, the Collateral Trustee and each Lender agrees that the obligations of the Borrower under the Class A-1A Loans and this Agreement are limited recourse obligations of the Borrower, payable solely from the Collateral in accordance with the terms of the Credit Documents, and, following repayment and realization of the Collateral and application of the proceeds thereof in accordance with the Indenture, any claims of the Loan Agent or the Lenders and obligations of the Borrower hereunder shall be extinguished and shall not thereafter revive. No recourse shall be had for the payment of any amount owing in respect of the Class A-1A Loans against any member, shareholder, owner, employee, officer, director, employee, administrator, partner manager, advisor, agent or incorporator or organizer of the Borrower or the Asset Manager or their respective successors or assigns for any amounts payable under the Class A-1A Loans, this Agreement or the Indenture. It is understood that the foregoing provisions of this Section 7.18(b) shall not (i) prevent recourse to the Collateral for the sums due or to become due under any security, instrument or agreement which is part of the Collateral or (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Class A-1A Loans until the Collateral has been realized, whereupon any outstanding indebtedness or obligation shall be extinguished and shall not thereafter revive.

(c)            This Section 7.18 shall survive the termination of this Agreement and the payment of all amounts payable hereunder.

Section 7.19     Acknowledgment. The Borrower hereby acknowledges that none of the parties hereto has any fiduciary relationship with or fiduciary duty to such Borrower pursuant to the terms of this Agreement, and the relationship between the Collateral Trustee, the Lenders and the Loan Agent on the one hand, and the Borrower, on the other hand, in connection herewith is solely that of debtor and creditor.

Section 7.20     Limitation on Suits. No Lender shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Agreement or the Indenture except as provided in Section 5.8 of the Indenture.

Section 7.21     Unconditional Rights of Lenders to Receive Principal and Interest. Notwithstanding any other provision in this Agreement, the Lenders shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on the Class A-1A Loans as such principal and interest become due and payable in accordance with the Indenture and this Agreement, including the Priority of Payments and Section 2.7(b) and Section 7.18 hereof, and, subject to the provisions of Section 7.20, to institute proceedings for the enforcement of any such payment, and such right shall not be impaired without the consent of such Lender.

Section 7.22     Termination of Agreement. Without prejudice to any provision of the Indenture, this Agreement and all rights and obligations hereunder, other than those expressly specified as surviving the termination of this Agreement and the repayment of the Class A-1A Loans and those set forth in Section 4.1 of the Indenture with respect to the Lenders, the Class A-1A Loans or the Loan Agent, shall terminate (i) at such time that all of the Class A-1A Loans are repaid in full in accordance with the terms herein or (ii) upon the final distribution of all proceeds of any liquidation of the Collateral pursuant to Article V of the Indenture.

Section 7.23     Separability. In case any provision in this Agreement or the Class A-1A Loans shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 7.24     [Reserved].

Section 7.25     Accounts. Each account established pursuant to this Agreement will remain at all times with the Loan Agent or a financial institution that is, in each case, a federal or state chartered depository institution that satisfies is an Eligible Institution. If such institution’s ratings fall below the ratings set forth in the definition of “Eligible Institution”, the assets held in such account will be moved to another institution that satisfies such ratings and is subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulation Section 9.10(b) within 30 calendar days.

Section 7.26     Acknowledgement Regarding Any Supported QFCs. To the extent that the Credit Documents provide support, through a guarantee or otherwise, for Swap Contracts or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)            In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States.

(b)            As used in this Section 7.26, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(a)            a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b)

(b)            a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(c)            a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, that are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

Section 7.27     Conflict of Interest.

(a)            The Initial Lender shall not be subject to any limitation whatsoever in the exercise of any rights or remedies available to it under any of the Credit Documents or any other agreements or instruments that govern the Class A-1A Loans by virtue of the ownership by it or any parent, subsidiary or Affiliate of the Initial Lender of any equity interest any of them may acquire in the Borrower, and the Borrower hereby irrevocably waives the right to raise any defense or take any action on the basis of the foregoing with respect to the Initial Lender’s exercise of any such rights or remedies.

(b)            The Initial Lender and its Affiliates (collectively, the “Société Générale Group”) may provide to the Borrower and its Affiliates (collectively, the “Borrower Group”) a number of services other than those described in the Credit Documents, including, without limitation, transition management, agency securities lending, enhanced custody, principal and agency foreign exchange services, currency management, futures clearing, electronic trading, derivatives, custody, accounting, administration, trustee, and investment advisory services (each a “Non-Lending Service”, and collectively, the “Non-Lending Services”). Nothing in the agreements or other arrangements between any member of the Borrower Group and any member of the Société Générale Group with respect to any Non-Lending Service, including, without limitation, any custody, trustee or investment advisory services that may be provided to such member of the Borrower Group, will be deemed to modify the terms or conditions of, or the relationship in which the parties act under, the Credit Documents. Similarly, the rights that any member of the Borrower Group may have under the Credit Documents will not modify the terms or conditions of, or the relationship in which the parties act under, the contractual arrangements such member of the Borrower Group has entered into with any member of the Société Générale Group in respect of any Non-Lending Service.

(i)            The relationship between the Borrower and the Initial Lender under this Agreement and the other Credit Documents is one of debtor and creditor. Without limiting the generality of the foregoing, the status of a member of the Société Générale Group as a fiduciary, trustee, custodian or agent to a member of the Borrower Group under any contractual arrangement or service relationship relating to any Non-Lending Service will not imply or create a similar relationship or related obligation with respect to the transaction described in the Credit Documents. Neither the Initial Lender nor any other member of the Société Générale Group offers its lending services (including, without limitation, the transaction described in the Credit Documents) as a fiduciary, trustee or custodian.

(ii)            Members of the Société Générale Group, each in its capacity as a provider of Non-Lending Services, may charge fees, including transaction-based or volume-based fees, as may be agreed to by members of the Borrower Group. None of the fees charged by members of the Société Générale Group in connection with the provision of Non-Lending Services is, or should be considered to be, fees related to the Class A-1A Loans.

(iii)            As set forth in the Credit Documents, as compensation for its lending services, the Initial Lender charges various fees and interest to the Borrower. The amount of fees and interest charged by members of the Société Générale Group to any third party (such as the Borrower) will depend on a number of factors, including Société Générale Group’s other commercial dealings with such third party, and may vary materially from the fees and interest charged to other third parties. Neither the Initial Lender nor any other member of the Société Générale Group has any obligation to provide the Borrower or any other member of the Borrower Group with the lowest or “best” pricing or other terms for any commercial lending service (including the Class A-1A Loans). Borrower may be able to obtain more favorable terms for the lending transaction contemplated by the Credit Documents from financial institutions other than the Société Générale Group.

*     *     *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

ARES DIRECT LENDING CLO 8 LLC, as Borrower

By: Ares Strategic Income Fund

By:	/s/ Scott C. Lem
Name: Scott C. Lem Title: Chief Financial Officer and Treasurer

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Loan Agent

By:	/s/ Joel D. Cough
Name: Joel D. Cough Title: Senior Vice President

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Trustee

By:	/s/ Joel D. Cough
Name: Joel D. Cough Title: Senior Vice President

[Signature Page to Class A-1A Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

SOCIÉTÉ GÉNÉRALE, as Initial Lender

By:	/s/ Alexei YEGOROV
Name: Alexei YEGOROV Title: Managing Director

ANNEX X

DEFINITIONS

Any defined terms used herein shall have the respective meanings set forth herein.

“Additional Loans” means any additional Loans incurred in accordance with Section 2.2(b) hereof and Section 2.11 of the Indenture.

“Agreement” is defined in the preamble.

“Applicable Law” means, with respect to any Person or matter means any law, rule, regulation, order, decree or other requirement having the force of law relating to such Person or matter and, where applicable, any interpretation thereof by any Person having jurisdiction with respect thereto or charged with the administration or interpretation thereof.

“Applicable Margin” means 1.40%.

“Approved Lender” means a commercial bank, insurance company, fund or other financial institution that makes each of the representations set forth in Section 7.17(a).

“Assignment Agreement” is defined in Section 7.4(d).

“Assignment/Conversion” is defined in Section 2.10.

“Borrower” is defined in the preamble.

“Borrower Group” is defined in Section 7.27.

“Borrower Order” shall have the meaning assigned to “Issuer Order” in the Indenture; provided that references therein to “this Indenture” shall be read to mean “the Indenture or this Agreement.”

“Borrowing” means the Class A-1A Loans made by all Lenders on the Closing Date in accordance with Section 2.2.

“Borrowing Request” means an irrevocable notice by electronic mail or facsimile transmission substantially in the form of Exhibit B attached hereto.

“Calculation Agent” means the calculation agent under this Agreement and under the other Credit Documents and any successor thereto in such capacity.

“Cash” means, such coin or currency of the United States of America as at the time shall be legal tender for payment of all public and private debts.

“Class A-1A Loan” is defined in Section 2.1.

Annex X-1

“Collateral Documents” means the Indenture, the Account Agreement and any other agreement, instrument or document executed and delivered by or on behalf of the Borrower in connection with the foregoing or pursuant to which a lien is granted in accordance with the terms of the Indenture as security for any of the Secured Loans.

“Collateral Trustee” means the Bank, in its capacity as collateral trustee under this Agreement, the Indenture and the other Credit Documents, and any successor thereto in such capacity.

“Conforming Amendment” means (a) an amendment to this Agreement to make corresponding changes to this Agreement to reflect any changes to the Indenture effected pursuant to Article VIII of the Indenture and (b) amendments to remove conflicts or inconsistencies with the Indenture as determined by the Asset Manager.

“Conversion Date” is defined in Section 2.10.

“Conversion Option” means the option of the Converting Lender to convert the Class A-1A Loans into an equivalent principal amount of Class A-1 Notes pursuant to Section 2.10 hereof and Section 2.15 of the Indenture.

“Converting Lender” means any Lender that holds a portion of the Aggregate Outstanding Amount of the Class A-1A Loans that exercises a Conversion Option hereunder.

“Covered Party” is defined in Section 7.26.

“Credit Documents” means this Agreement, the Collateral Documents and any other agreement, instrument or document executed and delivered by or on behalf of the Borrower in connection with the foregoing.

“Debt” means the Secured Loans and each Class of Notes.

“Default” means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived in accordance with the provisions of the Indenture, become an Event of Default.

“Dollar” or “$” means dollars in lawful currency of the United States of America.

“Event of Default” is defined in Section 5.1.

“FCPA” is defined in Section 4.16.

“Fiduciary” is defined in Section 7.17.

“GAAP” means generally accepted accounting principles in effect from time to time in the United States of America.

Annex X-2

“Indenture” means that certain indenture and security agreement, dated as of December 18, 2025, among the Borrower and the Collateral Trustee, as the same may be amended, modified or supplemented from time to time pursuant to the terms thereof.

“Initial Lender” means each Lender executing this Agreement on the Closing Date.

“Initial Loans” means each Class A-1A Loan made on the Closing Date.

“Initial Principal Amount” means the amount specified on Schedule 1 hereof.

“Lender” means any of the creditors that are parties to this Agreement and have agreed to make the Class A-1A Loans, including each Initial Lender and each Person which becomes an assignee pursuant to Section 7.4(c).

“Lender Account” is defined in Section 2.6(b).

“Lien” means, with respect to any asset, any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale, sale subject to a repurchase obligation or other title retention agreement relating to such asset).

“Loan Agent” means the Bank, in its capacity as loan agent for the Lenders under this Agreement and under the other Credit Documents and any successor thereto in such capacity.

“Loan Register” is defined in Section 7.15.

“Majority” means (x) when referring to the Lenders or Class A-1A Loans only, Lenders having Class A-1A Loans representing more than 50% of the aggregate amount of outstanding Class A-1A Loans at such time and (y) when referring to the Controlling Class or Debt, the definition set forth in the Indenture.

“Master Agreement” is defined in Section 7.27.

“Non-Lending Service” is defined in Section 7.27.

“OFAC” is defined in Section 4.16.

“Participant Register” is defined in Section 7.15.

“PATRIOT Act” is defined in Section 6.12.

“Percentage” of any Lender means, at any time, the percentage which the Aggregate Outstanding Amount of the Class A-1A Loans of such Lender is of the Aggregate Outstanding Amount of all Class A-1A Loans (including as modified by an amendment hereto in connection with the borrowing of Additional Loans pursuant to Section 2.2(b)) and in all cases as changed from time to time as a consequence of Assignment Agreements pursuant to Section 7.4(c) and as reflected in the Loan Register.

Annex X-3

“Person” means an individual, corporation (including a business trust), partnership (general or limited), limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), bank, unincorporated association or government or any agency or political subdivision thereof or any other entity of similar nature.

“QFC Credit Support” is defined in Section 7.26.

“Rating Agency” means S&P, only for so long as it assigns a rating at the request of the Borrower to the Secured Loans.

“Sanctions” is defined in Section 4.16.

“Section 13 Banking Entity” means an entity that is defined as a “banking entity” under the Volcker Rule regulations (Section __.2(c)).

“Secured Loan” means the Class A-1A Loans.

“Senior Item” is defined in Section 2.7(b).

“Société Générale Group” is defined in Section 7.27.

“Subsidiary” means at any time, with respect to any Person (the “parent”), any corporation, association, partnership, limited liability company or other business entity (a) of which securities or other ownership interests representing more than 50% of the ordinary voting power to elect the board of directors, general partner, or comparable body of such corporation, association, limited liability company or other business entity or, in the case of a partnership, ownership interests representing more than 50% of the interests of such partnership (irrespective of whether at the time securities or other ownership interests of any other class or classes of such corporation, association, partnership, limited liability company or other business entity shall or might have voting power solely upon the occurrence of any contingency) are, at such time owned directly or indirectly by the parent, by one or more Subsidiaries of the parent or by the parent and one or more Subsidiaries of the parent and (b) which is also required at such time under GAAP to be consolidated with the parent.

“Successor Agent” is defined in Section 6.8(a).

“Supported QFC” is defined in Section 7.26.

“Swap Contract” is defined in Section 7.26.

“Tax” or “Taxes” means any present or future tax, levy, impost, duty, charge, assessment, deduction, withholding or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority other than a stamp, registration, documentation or similar tax.

“United States” or “U.S.” means the United States of America, its 50 States, the District of Columbia and the Commonwealth of Puerto Rico.

Annex X-4

“U.S. Special Resolution Regimes” is defined in Section 7.26.

“U.S. Tax Person” has the meaning specified for “United States person” in section 7701(a)(30) of the Code.

“Volcker Rule” means Section 13 of the Bank Holding Company Act of 1956, as amended, and any applicable implementing regulation.

Annex X-5

Exhibit A
FORM OF ASSIGNMENT AGREEMENT

Reference is hereby made to that certain class A-1A credit agreement, dated as of December 18, 2025 (as amended, modified or supplemented from time to time, the “Credit Agreement”), among ARES DIRECT LENDING CLO 8 LLC, a limited liability company organized under the laws of the State of Delaware, as the borrower (the “Borrower”), the Lenders party thereto and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as loan agent (the “Loan Agent”) and as collateral trustee (together with any successor under the Indenture, the “Collateral Trustee”), relating to the Class A-1A Loans made thereunder and secured under the indenture, dated as of December 18, 2025 (as modified and supplemented and in effect from time to time, the “Indenture”) entered into by the Borrower and the Collateral Trustee. Terms used but not defined herein have the respective meanings given to such terms in (or incorporated by reference in) the Credit Agreement.

The Assignor named on the signature pages hereof (the “Assignor”) hereby sells and assigns to the Assignee named on the signature pages hereof (the “Assignee”), and the Assignee hereby purchases and assumes from the Assignor, effective as of the Assignment Date set forth below, the interests set forth below (the “Assigned Interest”) in the Assignor’s rights and obligations under the Credit Agreement, including, without limitation, the interests set forth below in the Class A-1A Loan of (and the outstanding principal amount specified below of) the Assignor on the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement and the Indenture. From and after the Assignment Date (A) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder and (B) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Credit Agreement. The Assignor hereby represents and warrants to the Assignee that, as of the Assignment Date, the Assignor owns the Assigned Interest free and clear of any lien or other encumbrance. The Assignee hereby makes to the Assignor, the Borrower, the Asset Manager and the Collateral Trustee all of the representations and warranties set forth in Section 7.17 of the Credit Agreement. The Assignee hereby represents and warrants to the Loan Agent and the Borrower that such assignee is an Approved Lender.

This Assignment Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

Legal Name of Assignor: [•]

Legal Name of Assignee: [•]

Assignee’s Address for Notices:

[•]

Fax No.: N/A

Email: [•]

Details of electronic messaging system: N/A

Payment Instructions:

[•]

[•]

[•]

[•]

Federal Taxpayer ID No. of Assignee: [•]

Effective Date of Assignment (“Assignment Date”): [•]

	Amount Assigned (U.S.$)	Amount Retained (U.S.$)	CUSIP
Outstanding Principal
Amount of Class A-1A Loan:	[•]	[•]	[•]

[Assignment and Assumption is being entered into in connection with an Assignment/Conversion.]

The terms set forth above are hereby agreed to:

[Assignor], as Assignor		[Assignee], as Assignee

By:		By:
	Name: Title:		Name: Title:

Consented to by:

Ares Direct Lending CLO 8 LLC, as Borrower

By:
Name: Title:

cc:       U.S. Bank Trust Company, National Association, as Loan Agent

Exhibit B

FORM OF BORROWING REQUEST

December 18, 2025

Société Générale, as initial Lender
245 Park Avenue
New York, NY 10167
Attention: [***]

cc:	U.S. Bank Trust Company, National Association, as Loan Agent One Federal Street, 3rd Floor Boston, MA 02110 Reference: Ares Direct Lending CLO 8 Attention: [***] E-mail: [***], with a copy to [***]

U.S. Bank Trust Company, National Association, as Collateral Trustee
One Federal Street, 3rd Floor
Boston, MA 02110
Reference: Ares Direct Lending CLO 8
Attention: [***]
E-mail: [***], with a copy to [***]

Ladies and Gentlemen:

Reference is hereby made to that certain class A-1A credit agreement, dated as of December 18, 2025 (as amended, modified or supplemented from time to time, the “Credit Agreement”), among ARES DIRECT LENDING CLO 8 LLC, a limited liability company organized under the laws of the State of Delaware, as the borrower (the “Borrower”), the Lenders party thereto and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as loan agent (the “Loan Agent”) and as collateral trustee (the “Collateral Trustee”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given such terms in the Credit Agreement.

Pursuant to Section 2.2 of the Credit Agreement, we hereby request a borrowing for the Class A-1A Loan in the amount of $50,000,000, no later than 10:00 a.m. (New York time) on December 18, 2025 to the following account:

Wire Instructions:

Bank Name:	U.S. Bank N.A.
ABA #:	091000022
Acct. Name:	Ares Direct Lending CLO 8 LLC
Acct. #:	[***]
SWIFT Code:	USBKUS4TSWP
Reference:	Ares Direct Lending CLO 8 LLC

B-1

Very truly yours,

ARES DIRECT LENDING CLO 8 LLC, as Borrower

By:
Name: Title:

Acknowledged by:

SOCIÉTÉ GÉNÉRALE, as Initial Lender

By:
Name: Title:

B-2

EXHIBIT C

Notice of Conversion

U.S. Bank Trust Company, National Association, as Loan Agent
One Federal Street, 3rd Floor
Boston, MA 02110
Reference: Ares Direct Lending CLO 8
Attention: [***]
E-mail: [***], with a copy to [***]

U.S. Bank Trust Company, National Association, as Collateral Trustee
One Federal Street, 3rd Floor
Boston, MA 02110
Reference: Ares Direct Lending CLO 8
Attention: [***]
E-mail: [***], with a copy to [***]

Ares Direct Lending CLO 8 LLC, as Borrower
1800 Avenue of the Stars, Suite 1400
Los Angeles, California 90067
Attention: Chief Financial Officer; General Counsel
Reference: Ares Direct Lending CLO 8 LLC
E-mail: [***]; [***]

Ares Capital Management LLC
1800 Avenue of the Stars, Suite 1400
Los Angeles, California 90067
Attention: Chief Financial Officer; General Counsel
Reference: Ares Direct Lending CLO 8 LLC
E-mail: [***]; [***]

Standard & Poor’s

55 Water Street

New York, New York, 10041

Attention: CDO Monitoring

Email: [***]

Reference is hereby made to that certain class A-1A credit agreement, dated as of December 18, 2025 (as amended, modified or supplemented from time to time, the “Credit Agreement”), among ARES DIRECT LENDING CLO 8 LLC, a limited liability company organized under the laws of the State of Delaware, as the borrower (the “Borrower”), the Lenders party thereto and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as loan agent (the “Loan Agent”) and as collateral trustee (the “Collateral Trustee”). Capitalized terms used but not defined herein shall have the meanings given them in the Credit Agreement.

C-1

Pursuant to Section 2.10(c) of the Credit Agreement, the undersigned hereby provides notice to the Collateral Trustee, the Loan Agent and the Borrower that they are exercising the Conversion Option in connection with an Assignment/Conversion and that that they are also concurrently herewith delivering to the Collateral Trustee, the Loan Agent and the Borrower an executed copy of an Assignment Agreement. Société Générale hereby certifies that (i) it holds Aggregate Outstanding Amount of the Class A-1A Loans in the amount of U.S.$[•], is assigning U.S.$[•] of the Class A-1A Loans to [•] (the “Assignee”) and requests that the Aggregate Outstanding Amount of the Class A-1A Loans being assigned be converted into Class A-1 Notes and delivered to the Assignee as Class A-1 Notes on [•], 20[•], (ii) it has the power and authority to deliver this Notice of Conversion and certifications contained herein and such power has not been granted or assigned to another person or entity, (iii) the signatory executing this Notice of Conversion and the certifications herein on behalf of the undersigned is duly authorized to do so, and (iv) the Collateral Trustee and the Loan Agent may conclusively rely upon this Notice of Conversion and the certifications herein.

The undersigned agrees to provide reasonable assistance to the Collateral Trustee and the Loan Agent in connection with such Assignment/Conversion, including, but not limited to, providing instructions to DTC.

Assignee DTC Participant No.: [•]

Name of Custodian: N/A

Contact Name: [•]

Telephone No.: [•]

E-mail Address: [•]

In order to coordinate the DWAC with Transfer Agent please contact:

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O: [***] | [***]

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Société Générale

By:
Name: Title:

[Assignee]

By:
Name: Title:

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